UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[X]	Definitive Information Statement

PRINCIPAL FUNDS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :
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5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________
2)	Form, Schedule or Registration Statement No.: _____________________
3)	Filing Party: ________________________________________________

PRINCIPAL FUNDS, INC. – LARGECAP VALUE FUND III

INFORMATION STATEMENT

February 17, 2012

This Information Statement is provided in connection with the addition of a new sub-advisor to the Principal
Funds, Inc. (“PFI”)-LargeCap Value Fund III (“the “Fund”). Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”
or the “Sub Advisor”) entered into an Amended and Restated Sub-advisory Agreement with Principal
Management Corporation (the “Advisor”), the investment advisor to PFI, on December 16, 2011 and began providing investment advisory services to the Fund on the same day.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services) is 711 High Street, Des
Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 1100
Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal
Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND
On December 12, 2011 the Board of Directors of PFI unanimously approved the replacement of
AllianceBernstein L.P. (“AllianceBernstein”) as sub-advisor to the Fund with Barrow, Hanley, Mewhinney &
Strauss, Inc. (“BHMS”). This decision was based primarily on AllianceBernstein’s underperformance. Westwood
Management Corporation (“Westwood”) continues as a co-sub-advisor to the Fund.

NEW SUBADVISORY AGREEMENT

The terms of the Amended and Restated Sub-advisory Agreement are the same in all material respects as the current sub-advisory agreement with AllianceBernstein. The following is a brief summary of the material terms of the Agreements. This summary is qualified in its entirety by reference to the text of the Sub-advisory Agreement attached.

Like the current sub-advisory agreement with Westwood, the new Amended and Restated Sub-advisory
Agreement provides that BHMS will, among other things,

(1) provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2) arrange for the purchase and sale of the Fund’s portfolio securities;

(3) provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund;
and

(5) provide periodic reports regarding the investment service provided to the Fund.

Under the current sub-advisory agreements, the Advisor pays both BHMS and Westwood a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets each manages. The schedules for the fees the Advisor pays BHMS and Westwood as well as the fees previously paid to AllianceBernstein are listed below.

Fee Schedule

BHMS*
Assets Under	Fee
Management	(Annualized Rate)
First $300 million	.23% .20%
Assets over $300 million

Westwood*
Assets Under	Fee
Management	(Annualized Rate)
First $200 million	0.30% 0.20%
Next $800 million
Over $1 billion	0.18%

Previous Fee Schedule

AllianceBernstein*
Assets Under	Fee
Management	(Annualized Rate)
First $300 million	.23% .20%
Assets over $300 million

*Cash and cash equivalents are included in the Fund’s net assets calculation up to a maximum of 1.00% of the Fund’s net assets. If the Manager requests that the Sub-Advisor raise cash in the Fund’s portfolio in excess of 1.00% of the Fund’s net assets for the purpose of funding redemptions from the Fund, such amount requested shall be included in the Series net assets calculation.

NEW SUB-ADVISOR

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is an investment advisory firm that was founded in 1979 and is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, based in London, England. Complete ownership of BHMS is

BHMS is owned 100% by Old Mutual Asset Managers (US) LLC, which is owned 100% by Old Mutual plc. The address for Old Mutual Asset Managers (US) LLC is 200 Clarendon Street, 53rd Floor, Boston, MA 02116, and the address for Old Mutual plc is 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG.BHMS employees own 24.9% and parent 75.1% (1)

(1) Key employees of BHMS own a significant minority interest in the firm consisting of indirect non-voting interests. Employee ownership levels which will vary from time to time and will not exceed 24.9%.

Management of BHMS.	Set forth below are the names and principal occupations of the principal executive officers of BHMS.

Name	Position with BHMS
James B. Barrow	Executive Director
Ray Nixon Jr.	Executive Director

Similar Investment Companies Advised by BHMS. BHMS has stated that it does not currently act as investment adviser to any registered investment companies having similar investment objectives and policies as those of the Funds.

Fees Paid to BHMS. The Advisor paid no fees to BHMS for the fiscal year ending October 31, 2011 with respect to the Fund.

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BOARD EVALUATION OF NEW SUBADVISORY AGREEMENTS

At its December 12, 2011 meeting, the Board considered whether to approve and Amended and Restated Sub-
advisory agreement appointing BHMS as sub-advisor to the Fund. In making its decision to approve the new agreement, the Board, including the Independent Directors, requested and evaluated information provided by the Advisor and BHMS. The Independent Directors were assisted by independent legal counsel.

The Board considered the nature, quality and extent of services to be provided under the Amended and
Restated Sub-advisory agreement. The Board considered the Sub-advisor’s reputation, qualifications and background, its investment approach, the experience and skills of its investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.
In addition, the Board considered the Advisor’s program for identifying, recommending, monitoring and replacing sub-advisors for PFI and that the due-diligence program recommended BHMS for the Fund.

The Board reviewed the historical one-year, three-year, five-year and ten-year performance as of September 30,
2011 of the Sub-advisor in a composite with an investment strategy similar to the portfolio strategy for Fund, as compared to its Morningstar peer group and relevant benchmark index. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

The Board considered the proposed subadvisory fees, noting that the Advisor compensates the Sub-advisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Amended and Restated Sub-advisory Agreement. The Board noted that the subadviory fee schedule includes one breakpoint and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset levels. In addition, in evaluating the subadvisory fees and the factor of profitability, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Advisor and the Sub-advisor. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-
advisor when evaluating the subadvisory fees. The Board noted that the Advisor reported that the Sub-advisor’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that taking into account these potential benefits, the proposed subadvisory fees were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-advisory agreement are fair and reasonable and that approval of the Sub- advisory agreement is in the best interests of the Fund.

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FUND OWNERSHIP

As of the close of business on February 6, 2012 the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of February 6, 2012 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

	Share	Percentage
Name and Address	Class	of Ownership

PRINCIPAL LIFE INSURANCE CO	Institutional	58.57%
FBO PRINCIPAL FINANCIAL GROUP
ATTN: RIS NPIO TRADE DESK
711 HIGH ST.
DES MOINES, IA 50392-9992

SAM BALANCED PORTFOLIO PIF	Institutional	11.29%
ATTN: MUTUAL FUND ACCOUNTING - H221
711 HIGH ST.
DES MOINES, IA 50392-0001

SAM CONS GROWTH PORTFOLIO PIF	Institutional	12.38%
ATTN: MUTUAL FUND ACCOUNTING - H221
711 HIGH ST.
DES MOINES, IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PIF	Institutional	7.37%
ATTN: MUTUAL FUND ACCOUNTING - H221
711 HIGH ST.
DES MOINES, IA 50392-0001

DELAWARE CHARTER GUARANTEE & TRUST	R-1	95.29%
FBO VARIOUS QUALIFIED PLANS
711 HIGH ST.
DES MOINES, IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-2	98.49%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN: NPIO TRADE DESK
711 HIGH ST.
DES MOINES, IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-3	91.56%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN: NPIO TRADE DESK
711 HIGH ST.
DES MOINES, IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-4	91.67%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN: NPIO TRADE DESK
711 HIGH ST.
DES MOINES, IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-5	78.47%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN: NPIO TRADE DESK
711 HIGH ST.
DES MOINES, IA 50392-0001

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PRINCIPAL FUNDS, INC.

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC. SUB-ADVISED SERIES

AGREEMENT executed as of December 19 2011, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC. (hereinafter called "the Sub-Advisor").

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services with respect to assets allocated by the Manager for management by the Sub-Advisor (the “Managed Assets”) for each series identified in Appendix A ( hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;
(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange
Commission;
(c)	The Fund's Articles of Incorporation and By-laws;
(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1	.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the Managed Assets and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2	.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for the
Managed Assets.

(b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the Series consistent with the Series investment objective and policies.

(c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions

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of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940
Act, as each of the same shall be from time to time in effect.

(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services obligations provided to the
Series, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange
Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)	Upon request from the Manager, provide consultation for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of investment, clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Series.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-
dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers
(including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will provide such information regarding such allocations as may be reasonably requested by the Manager, the Fund or the Fund’s Board of Directors. The Sub-Advisor
shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the
Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series.

(j)	Maintain all accounts, books and records with respect to the Managed Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers
Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the
Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager. The Sub-
Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to the Series.

(k)	Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a

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copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-
Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(l)	From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the
Fund’s Board of Directors at the Fund’s principal place of business on due notice at reasonable times to review the investments of the Series.

(m)	Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act,
the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(n)	Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by SEC rule.

(o)	Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and forward all notices received in connection with legal actions, including class action lawsuits, concerning securities owned by the Series, if any, to the Manager. In any event, the Sub-Advisor shall not be responsible for filing claims in securities litigation actions involving securities held in the Fund.

3	.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to the Fund or an investment company registered under the 1940 Act that is under common control with the Fund regarding transactions for the Fund in securities or other assets allocated to the Sub-Advisor pursuant to this Agreement.

4	.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5	.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the
Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

6	.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

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7	.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8	.	Duration and Termination of This Agreement

This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of
Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance
Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series.
It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of the Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the
Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment.
In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act
(particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

9	.	Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

10. General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be
Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be
Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

(c) Custody, Delivery and Receipt of Securities. The Manager shall designate one or more custodians to hold the Managed Assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of the Series including the Managed Assets, and the Sub-Advisor shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Series including the Managed Assets. In the event that any cash or securities of a Series are delivered to the Sub-Advisor, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Series.

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Unless otherwise required by local custom, all securities transactions for the Managed Assets will be consummated by payment to or delivery by a Series of cash or securities due to or from the Managed
Assets.

Repurchase agreements, including tri-party repurchase agreements and other trading agreements, may be entered into by a Series acting through designated officers or agents; custodians under tri-party repurchase agreements will act as sub-custodians of the Series.

(d)	The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a
Series.

(e)	The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(f)	The Manager shall perform quarterly and annual tax compliance tests to ensure that the Series is in compliance with Subchapter M of the Internal Revenue Code (“IRC”) and Section 817(h) of the IRC. In
connection with such compliance tests, the Manager shall prepare and provide reports to the Sub-Advisor within 10 business days of a calendar quarter end relating to the diversification of the Series under
Subchapter M and Section 817(h). The Sub-Advisor shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance within the time permitted under the IRC, provided that any such non-compliance was caused by Sub-Advisor in respect of the Managed Assets.

(g)	The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

(h)	The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-advisor further represents that it is contrary to the Sub-advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(i)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                                                      PRINCIPAL MANAGEMENT CORPORATION

                                                                      By ____________________________________________

                                                                      Michael J. Beer, Executive Vice President and Chief Operating Officer

                                                                      BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC.

                                                                      By ____________________________________________

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APPENDIX A

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay Barrow Hanley as full compensation for all services provided under Agreement, a fee, computed daily and paid monthly, at an annual rate as shown below of the Series’ net assets as of the first day of each month allocated to Barrow Hanley management. Cash and cash equivalents shall be included in a Series’ net assets calculation up to a maximum of 1.00% of a Series’ net assets. If the Manager requests the Sub-Advisor to raise cash in a Series portfolio in excess of 1.00% of the Series’ net assets for the purpose of funding redemptions from a Series, such amount requested shall be included in the Series net assets calculation.

In calculating the fee for a Series included in the table, assets of any unregistered separate account of Principal Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Barrow Hanley provides investment advisory services and which have the same investment mandate as the Series for which fee is calculated, will be combined with the assets of the Series to arrive at net assets.

MidCap Value Fund III

Fee as a Percentage of Average Daily Net Assets
Average Daily Net Assets

First $10 million	0.80%
Next $15 million	0.60%
Next $25 million	0.50%
Next $50 million	0.40%
Over $100 million	0.35%

International Value Fund I

Fee as a Percentage of Average Daily Net Assets
Average Daily Net Assets

First $350 million	0.45%
Assets over $350 million	0.35%

LargeCap Value Fund III

Fee as a Percentage of Average Daily Net Assets
Average Daily Net Assets

First $300 million	0.23%
Assets over $300 million	0.20%

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

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